EXHIBIT 10.38

                           LOAN MODIFICATION AGREEMENT

         THIS LOAN MODIFICATION AGREEMENT is entered into the 21st day of August, 2000 by and between BIG BUCK BREWERY & STEAKHOUSE, INC., a Michigan corporation, f/k/a Michigan Brewery, Inc. ("Borrower"), and WAYNE COUNTY EMPLOYEES' RETIREMENT SYSTEM, a body politic of the State of Michigan ("Lender").

                                    RECITALS

         WHEREAS, on or about February 4, 2000, Lender (i) acquired certain loans to Borrower from Bank One, Michigan ("BANK ONE"), formerly known as NBD Bank, a Michigan banking corporation ("BANK ONE LOANS"), (ii) restructured the Bank One Loans ("RESTRUCTURED LOAN"), and (iii) made an additional $5,876,114.74 loan to Borrower ("NEW LOAN").

         WHEREAS, the Restructured Loan is evidenced by that certain Amended, Restated and Consolidated Convertible Note dated February 4, 2000 in the principal amount of $1,623,885.26 given by Borrower in favor of Lender ("RESTATED NOTE").

         WHEREAS, the New Loan is evidenced by that certain 10% Convertible Secured Promissory Note Due February 2003 dated February 4, 2000 in the principal amount of $5,876,114.74 given by Borrower in favor of Lender ("CONVERTIBLE NOTE"; and the Restated Note and the Convertible Note are hereinafter collectively referred to as the "NOTES").

         WHEREAS, the Notes are secured or evidenced by:

                  (i) Mortgage (Future Advance) dated April 25, 1995 given by Borrower to Bank One, as recorded in Liber 586, Page 112, Otsego County Records, as amended by Amendment dated July 28, 1995, as recorded in Liber 591, Page 139, Otsego County Records, as assigned to Lender by Assignment of Mortgage dated February 4, 2000, as recorded in Liber 749, Page 302, as further amended by that certain Second Amendment to Mortgage dated February 4, 2000, as recorded in Liber 749, Page 309, Otsego County Records (as amended, the "GAYLORD MORTGAGE"), which Gaylord Mortgage encumbers certain real property owned by Borrower in the City of Gaylord, Otsego County, Michigan ("GAYLORD PROPERTY");

                  (ii) Mortgage dated February 4, 2000, given by Borrower in favor of Lender as recorded in Liber ___, Page ____, Oakland County Records ("AUBURN HILLS MORTGAGE", encumbering Borrower's leasehold interest in certain real property located in the City of Auburn Hills, Oakland County, Michigan ("AUBURN HILLS PROPERTY");

                  (iii) Common Stock Purchase Warrant dated February 4, 2000 executed by the Borrower;

                  (iv)     Subscription and Investment  Representation
                           Agreement for 10% Convertible Secured Promissory Note due February 2003 by and between Lender and Borrower;

                  (v) Security Agreement dated February 4, 2000 executed by Lender and Borrower;

                  (vi) Limited Partnership Interest Pledge and Security Agreement dated February 4, 2000 executed by Lender and Borrower;

                  (vii) Stock Pledge and Security Agreement dated February 4, 2000 executed by Lender and Borrower'

                  (viii) an Assignment of Real Estate Leases and Rents dated July 28, 1995, recorded in Liber 591, Page 144, Otsego County Records given by Borrower in favor of Bank One, as assigned to Lender by Assignment of Real Estate Leases and Rents dated February 4, 2000, as recorded in Liber 0749, Page 305, Otsego County Records ("ASSIGNMENT");

                  (ix) Loan Agreement dated July 28, 1995 by and between Borrower and Bank One, as assigned to Lender; and

                  (ix) UCC Financing Statements and other loan documents with respect to the Notes and the documents executed in connection with the Bank One Loan.

(all of the documents described in this recital are hereinafter collectively referred to as the "Original Loan Documents");

         WHEREAS, Borrower requested, and Lender agreed, to loan an additional $1,500,000 to Borrower ("TEXAS LOAN"), to provide certain financing by Borrower to Buck & Bass, L.P. ("BUCK & BASS"), an affiliate of Borrower, for fixtures and equipment for Borrower's and/or Buck & Bass' Grapevine, Texas site ("GRAPEVINE PROPERTY").

         WHEREAS, in connection with the Texas Loan, Borrower is executing and delivering to Lender this Agreement;

         NOW, THEREFORE, as consideration of the foregoing it is hereby agreed that:

         1. RECITALS. The recitals set forth above are incorporated herein by reference and shall form a part of this Agreement.

         2. MODIFICATIONS. Subject to all the terms and conditions set forth in this Agreement, Lender is agreeing, INTER ALIA, to fund the Texas Loan to Borrower.

(For convenience, the modification referred to in this Paragraph 2 is hereinafter referred to as the "MODIFICATION".)

         3.       BORROWERS ACKNOWLEDGEMENTS. As of August 21, 2000, there was
(i) $1,623,885.26 in principal owing under the Restated Note and (ii) $5,876,114.74, in principal owing under the Convertible Note, plus accrued but unpaid interest, costs and expenses and other obligations provided in the Loan Documents (all such obligations of Borrower to Lender are hereinafter collectively referred to as the "Obligations"). The Obligations are due and owing Lender without setoff, recoupment, defense, deduction, counterclaim, credit, allowance or adjustment, whether in law or equity, of any kind or nature.

         4.       MODIFICATION OF DOCUMENTS.

                  (a) PROMISSORY NOTE. Borrower shall evidence its obligations to repay the Texas Loan in accordance with the Modification by executing and delivering to Lender a Promissory Note dated as of the effective date hereof ("TEXAS NOTE"), in substantially the form of EXHIBIT A attached hereto;

                  (b) AMENDMENT TO GAYLORD MORTGAGE. The Gaylord Mortgage and Assignment shall be amended by a Third Amendment to Mortgage dated as of the effective date hereof to evidence the fact that the Gaylord Mortgage also secures the Texas Note, in substantially the form of EXHIBIT B attached hereto;

                  (c) AMENDMENT TO AUBURN HILLS MORTGAGE. The Auburn Hills Mortgage and Assignment shall be amended by a First Amendment to Mortgage dated as of the effective date of this Agreement to evidence the fact that the Auburn Hills Mortgage also secures the Texas Note, in substantially the form of EXHIBIT C attached hereto;

                  (d) RATIFICATION OF GUARANTEES. William Rolinski, Blair Murphy and Casimer Zaremba (collectively, the "GUARANTORS") shall confirm their guaranty obligations with respect to the Texas Loan by executing a Ratification of Guaranty in substantially the forms of EXHIBIT D attached hereto;

                  (e) CONSENT. Bass Pro Outdoor World, L.L.C. shall evidence its consent to this transaction by executing an acknowledgment and consent in substantially the form of EXHIBIT E attached hereto.

                  (f) ASSIGNMENT OF NOTE. Borrower shall execute and deliver an assignment of the Buck & Bass Note and endorse the Buck & Bass Note to Lender as collateral security for the Texas Loan, in substantially the form of EXHIBIT F attached hereto; and

                  (g) MISCELLANEOUS. All such other documents and agreements reasonably required by Lender to effectuate the provisions of this Agreement.

(For convenience, this Agreement and all other documents executed in connection herewith are sometimes hereinafter collectively referred to as the "MODIFICATION DOCUMENTS", and the Original Loan Documents and the Modification Documents are sometimes hereinafter collectively referred to as the "Loan Documents".)

         5. CROSS-DEFAULT; CROSS-COLLATERALIZATION. Borrower acknowledges and agrees that all of the Loan Documents shall stand as security for the Texas Loan and the Texas Note and a default under any of the Modification Documents including, but not limited to, the Texas Note shall be a default under the Original Loan Documents and a default under the Original loan Documents shall be a default under the Modification Documents.

         6. REPRESENTATIONS, WARRANTIES, AGREEMENTS AND COMMENTS OF BORROWER. The Borrower represents, warrants and covenants to Lender that:

                  (a) Borrower is a corporation duly organized and validly existing under the laws of the State of Michigan; and

                  (b) Borrower has the full power and authority to execute and deliver this Agreement, which has been duly authorized by all necessary corporate action of Borrower. This Agreement is valid, binding and enforceable in accordance with its terms.

                  (c) Borrower covenants with Lender that it, on its own behalf, and on behalf of Buck & Bass, shall promptly obtain a commitment for a takeout loan for the Texas Loan and close such loan as promptly as possible and that all proceeds of such takeout loan shall be utilized to pay off the Texas Note.

                  (d) The sole shareholder of Buck and Bass Texas, Inc. is Buck & Bass.

         7. COSTS, EXPENSES, AND FEES. Borrower agrees to pay all Loan modification costs, fees and expenses of Lender's attorney and all out of pocket costs of Lender.

         8. DOCUMENTS CONTINUE. Except as expressly modified and amended by the terms of this Agreement, all of the terms and conditions of the Loan Documents remain in full force and effect and are hereby ratified, confirmed and approved. If there is an express conflict between the terms of this Agreement and the terms of the Loan Documents, the terms of this Agreement shall govern and control.

         9. IMPAIRMENT OF COLLATERAL. The execution and delivery of this Agreement in no manner shall impair or affect any other security (by endorsement or otherwise) for the Obligations. No security taken heretofore or hereafter security for the Obligations shall impair in any manner or affect this Agreement. All present and future additional security is to be considered as cumulative security.

         10. DEFAULT. A default under any of the terms of this Agreement shall be a default under each of the Loan Documents and a default under any of the Loan Documents shall be a default under this Agreement.

         11.      MISCELLANEOUS.

                  (a) This Agreement constitutes the entire understanding of the parties with respect to the subject matter hereof and may be modified or amended only by a writing signed by the parties to be charged.

                  (b) This Agreement is governed by the internal laws of the State of Michigan (without regard to conflicts of the law of principles).

                  (c) This Agreement may be executed in counterparts, each of which shall be deemed an original, but together they shall constitute one and the same instrument, and facsimile copies of signatures shall be treated as original signatures for all purposes.

                  (d) This Agreement is binding on, and inure to the benefit of, the parties hereto and their respective successors and assigns.

                  (e) If any provision of this Agreement is in conflict with any applicable statutes or rule of law or otherwise unenforceable, such offending provision shall be null and void only to the extent of such conflict or unenforceability, but shall be deemed separate from and shall not invalidate any other provision of this Agreement.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first written above.


                           BIG BUCK BREWERY & STEAKHOUSE, INC.,
                           a Michigan corporation




                           By: /s/ William F. Rolinski
                              -------------------------------------------------
                           Print name:  William F. Rolinski
                                      -----------------------------------------
                                  Its:  President
                                      -----------------------------------------

                                                                 "Borrower"


STATE OF MICHIGAN          )
                           ) ss.
COUNTY OF WAYNE            )

         On this 21st day of August, 2000, before me appeared William F. Rolinski as the President of Big Buck Brewery & Steakhouse, Inc., a Michigan corporation, on behalf of the corporation.


                           /s/ Jessie P. Laginess
                           ----------------------------------------------------
                           Print name: Jessie P. Laginess
                                      -----------------------------------------
                           Notary Public, Wayne County, Michigan
                                          -------------------------------------
                           My commission expires  October 3, 2004
                                                -------------------------------

                                                      [SEAL]










                [SIGNATURE PAGE FOR LOAN MODIFICATION AGREEMENT]

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first written above.


                           WAYNE COUNTY EMPLOYEES' RETIREMENT
                           SYSTEM,
                           a body politic of the State of Michigan



                           By: /s/ Ronald Yee
                              -------------------------------------------------
                           Print name: Ronald Yee
                                      -----------------------------------------
                                  Its:  Director
                                      -----------------------------------------

                                                                 "Lender"


STATE OF MICHIGAN          )
                           )ss.
COUNTY OF WAYNE            )

         The foregoing instrument was acknowledged before me this 21st day of August, 2000 by Ronald Yee, the Director of Wayne County Employees' Retirement System, on behalf of the Lender.



                           /s/ Jessie P. Laginess
                               ------------------------------------------------
                           Print Name  Jessie P. Laginess
                                      -----------------------------------------
                           Notary Public Wayne County, Michigan
                                        ---------------------------------------
                           My Commission Expires:  October 3, 2004
                                                 ------------------------------

                                                      [SEAL]


Exhibits:
         A   -    Promissory Note
         B - Third Amendment to Mortgage (Gaylord)
         C - First Amendment to Mortgage (Auburn Hills)
         D - Ratifications of Guarantee
         E - Acknowledgment and Consent
         F - Assignment of Note




                [SIGNATURE PAGE FOR LOAN MODIFICATION AGREEMENT]